                                               ANNUAL REPORT, December 31, 1995
                                                          NAVELLIER SERIES FUND
                                                    920 Incline Way, Building I
                                                      Incline Village, NV 89450
-------------------------------------------------------------------------------

                                                              February 16, 1996

Dear Shareholder:

The year 1995 was a strong year for the market as a whole. We are happy to report that our disciplined, quantitative investment approach helped the Navellier Aggressive Small Cap Equity Portfolio* earn superior returns in 1995. Although in 1995 large cap stocks outpaced the smaller cap stocks overall, the Portfolio still earned 43.8% (39.5% after the maximum load) compared to a 28.0% return for the NASDAQ Industrials. For the last two quarters of 1995, the Navellier Aggressive Small Cap Equity Portfolio gained 17.0% (13.4% after the maximum load), compared to a 9.0% gain for the NASDAQ Industrials. For the first two quarters of 1995, the Portfolio gained 23.0% (19.3% after the maximum load), compared to a 17.4% gain for the NASDAQ Industrials.

                             [GRAPH APPEARS HERE]

The above chart indicates the return of $10,000 invested in the Navellier Aggressive Small Cap Equity Portfolio on April 1, 1994. As the chart shows by December 31, 1995 the value of the investment would have grown to $15,933, a 59.33% increase. For comparison purposes, look at how the NASDAQ Industrials performed over the same period. An investment of $10,000 in the NASDAQ Industrials over the same period would have grown to $12,383, a 23.83% increase.

The above charts and performance numbers assume reinvestment of all distributions.

Please be aware that past performance in no indication of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

According to The Wall Street Journal, the Navellier Aggressive Small Cap Equity Portfolio continues to merit an "A" rating, which means that it is in the top 20% of performance of all equity mutual funds. Since inception on April 1, 1994, the Navellier Aggressive Small Cap Equity Portfolio's Net Asset Value
(NAV) is up 64.3% (59.3% after maximum load) through December 31, 1995.

The Navellier Aggressive Small Cap Equity Portfolio will be closed to new shareholders after April 15, 1996. Existing shareholders and mutual fund wrap fee advisors will be able to continue to purchase additional shares after April 15, 1996. We are very proud that we have over 4,700 current shareholders and feel a sincere obligation to slow the flow of new money into the Fund, so that we can better maintain our high performance objectives. Another reason to close the Navellier Aggressive Small Cap Equity Portfolio is that we are finding fewer stocks that meet our criteria in the current stock market environment.

We are now in a slow growth environment where earnings momentum has decelerated rapidly. For example, in 1995 the average stock in the Navellier Aggressive Small Cap Equity Portfolio had almost 200% earnings growth. In 1996, we estimate that our average stock will have approximately 100% earnings growth. This dramatic earnings slowdown is making stock selection more important than ever. Although it appears that the entire stock market is very strong as the Dow Industrials and S&P 500 make new highs, these stock market indices are not expected to have much more than 2% earnings growth in 1996. There is far better earnings growth in NASDAQ market, but we must be very selective, since the analysts no longer favor technology stocks, especially semiconductor companies, like they did in 1995. New industry groups, such as pharmaceuticals, medical technology and oil service stocks, have had more positive analyst support in 1996. We still favor many technology stocks, such as communication and software companies, but technology stocks, as a percentage of the overall Portfolio, have fallen significantly.

Typically the stock market rallies into the November presidential elections. This year should be no different. The flow of funds into stock mutual funds remains stronger than ever and is one of the primary reasons that the stock market turned around after a sharp sell-off in early January 1996. Those stocks that continue to have positive analysts' earnings revisions and strong earnings momentum should continue to outperform. Unfortunately, there are fewer outstanding stocks in 1996 than there were in 1995 due to the slowing earnings momentum environment. This is an environment where good stock pickers should prevail. Fortunately, we believe stock selection has always been one of our strengths, so we remain optimistic on the Navellier Aggressive Small Cap Equity Portfolio's prospects for 1996.

We want to thank all the shareholders in the Navellier Aggressive Small Cap Equity Portfolio for your support and confidence in our money management firm. Although we are new to the mutual fund business, we are striving to achieve outstanding performance with specialty mutual funds, such as the Navellier Aggressive Small Cap Equity Portfolio. Always feel free to contact us if you have any questions or if we can help you in any way.

Sincerely,

/s/ LOUIS G. NAVELLIER
LOUIS G. NAVELLIER
* This material has been preceded by a Navellier Series Fund: Aggressive Small Cap Equity Portfolio prospectus.

December 31, 1995                NAVELLIER AGGRESSIVE SMALL CAP EQUITY PORTFOLIO
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS

------------------------------------------------------------
                                                Market Value
 Shares                                             (Note 1)
------------------------------------------------------------
COMMON STOCKS
 ADVANCED MEDICAL DEVICES -- 3.32%
  36,500 Avecor Cardiovascular, Inc.*           $    647,875
  51,600 Cyberoptics Corp.*                        2,051,100
  84,000 Q-Med, Inc.*                                808,500
                                                ------------
                                                   3,507,475
                                                ------------
 ADVERTISING/MARKETING -- 1.88%
  65,000 Ha-Lo Industries, Inc.*                   1,998,750
                                                ------------
 AIRLINES -- 0.57%
  60,000 Atlantic Coast Airlines, Inc.*              615,000
                                                ------------
 BEVERAGES -- 1.31%
  50,000 Robert Mondavi Corp.*                     1,381,250
                                                ------------
 BIOTECHNOLOGY -- 3.70%
  60,000 Cephalon, Inc.*                           2,445,000
 108,000 Cyanotech Corp.*                          1,296,000
  19,000 Prime Medical Service, Inc.*                171,000
                                                ------------
                                                   3,912,000
                                                ------------
 CASINOS/GAMING -- 2.38%
 108,000 Grand Casinos, Inc.*                      2,511,000
                                                ------------
 COMPUTER HARDWARE -- 2.55%
  58,047 Hadco Corp.*                              1,632,573
  94,500 Jabil Circuit, Inc.*                      1,063,125
                                                ------------
                                                   2,695,698
                                                ------------
 COMPUTER SOFTWARE -- 15.34%
 101,000 PC Docs Group International*              1,805,375
  70,500 McAffee Associates, Inc.*                 3,093,188
  78,000 Quality Systems, Inc.*                    2,262,000
 100,000 Quarterdeck Office Systems, Inc.*         2,750,000
 137,000 Structural Dynamics Research Corp.*       4,024,375
  60,000 Veritas Software Corp.*                   2,280,000
                                                ------------
                                                  16,214,938
                                                ------------
 CONSUMER NON-CYCLICAL -- 0.46%
  10,000 Culbro Corp.*                               491,250
                                                ------------
 COSMETICS/PERSONAL CARE -- 1.47%
  60,000 Thermolase Corp.*                         1,552,500
                                                ------------
 DATA COMMUNICATIONS/
  NETWORKING -- 7.56%
  53,000 Ascend Communications, Inc.*              4,299,625
 150,000 Gandalf Technologies, Inc.*               2,550,000
  67,000 Microdyne Corp.*                          1,139,000
                                                ------------
                                                   7,988,625
                                                ------------
------------------------------------------------------------
                                                Market Value
 Shares                                             (Note 1)
------------------------------------------------------------
COMMON STOCKS (CONTINUED)
 DIAGNOSTIC EQUIPMENT -- 0.98%
  47,000 Media Logic, Inc.*                     $    387,750
  88,500 Nanometrics, Inc.*                          652,688
                                                ------------
                                                   1,040,438
                                                ------------
 DIVERSIFIED TECHNOLOGY -- 1.83%
  76,950 Zygo Corp.*                               1,933,369
                                                ------------
 ELECTRONICS -- 6.44%
  56,000 Burr Brown Corp.*                         1,428,000
 217,700 Computer Products, Inc.*                  2,503,550
  38,800 Keithley Instruments, Inc.                  649,900
 114,000 Semtech Corp.*                            2,223,000
                                                ------------
                                                   6,804,450
                                                ------------
 ENGINEERING/DESIGN -- 2.23%
 300,000 IMP, Inc.*                                2,362,500
                                                ------------
 ENVIRONMENTAL CONTROL/
  WASTE MANAGEMENT -- 0.90%
  55,000 TETRA Technologies, Inc.*                   955,625
                                                ------------
 FINANCIAL -- 1.54%
 100,000 Olympic Financial, LTD.                   1,625,000
                                                ------------
 FINANCIAL SERVICES -- 1.71%
  51,000 Aames Financial Corp.                     1,421,625
  40,000 American Physicians Service Group*          385,000
                                                ------------
                                                   1,806,625
                                                ------------
 FOOD -- 1.02%
  60,000 Manhattan Bagel Company, Inc.*            1,080,000
                                                ------------
 INSURANCE -- 0.44%
  12,000 American Bankers Insurance Group, Inc.      468,000
                                                ------------
 MEDIA -- 1.19%
  60,000 National Media Corp.*                     1,260,000
                                                ------------
 OIL -- 2.41%
  76,500 Chesapeake Energy Corp.*                  2,543,625
                                                ------------
 PHARMACEUTICALS -- 4.08%
  50,000 Interneuron Pharmaceuticals, Inc.*        1,275,000
 113,000 Neurogen Corp.*                           3,036,875
                                                ------------
                                                   4,311,875
                                                ------------

See Notes to Financial Statements.

December 31, 1995                NAVELLIER AGGRESSIVE SMALL CAP EQUITY PORTFOLIO
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (CONTINUED)

--------------------------------------------------------------
                                                  Market Value
 Shares                                               (Note 1)
--------------------------------------------------------------
COMMON STOCKS (CONTINUED)
 RECREATION PRODUCTS -- 3.87%
 165,000 Macgregor Sports & Fitness, Inc.*        $    443,437
 111,700 Ride, Inc.*                                 3,644,212
                                                  ------------
                                                     4,087,649
                                                  ------------
 RESTAURANTS -- 0.34%
  20,000 Long Horn Steaks, Inc.*                       355,000
                                                  ------------
 SAVINGS AND LOANS -- 1.80%
  55,000 Coast Savings Financial, Inc.*              1,904,374
                                                  ------------
 SEMICONDUCTORS AND RELATED -- 5.35%
  49,000 Advanced Semiconductor Material Intl.*      2,413,250
  48,000 Kemet Corp.*                                1,146,000
  89,000 Trident Microsystems, Inc.*                 2,091,500
                                                  ------------
                                                     5,650,750
                                                  ------------
 TELECOMMUNICATIONS -- 8.98%
  91,500 California Amplifier, Inc.*                 2,584,875
 118,000 Computer Telephone Corp.*                   1,593,000
  50,000 NRP, Inc.*                                    300,000
  72,000 Picturetel Corp.*                           3,105,000
  55,000 Wireless Telecom Group                        921,250
  50,000 Zoom Telephonics, Inc.*                       987,500
                                                  ------------
                                                     9,491,625
                                                  ------------
--------------------------------------------------------------
                                                  Market Value
 Shares                                               (Note 1)
--------------------------------------------------------------
COMMON STOCKS (CONTINUED)
 TEMP STAFFING -- 5.34%
  75,000 AccuStaff, Inc.*                         $  3,300,000
  69,000 Employee Solutions, Inc.*                   2,346,000
                                                  ------------
                                                     5,646,000
                                                  ------------
 TRANSPORTATION EQUIPMENT -- 1.59%
  73,000 Greenwich Air Services, Inc.                1,679,000
                                                  ------------
 TOTAL COMMON STOCKS -- 92.58%
  (COST $79,462,554)                                97,874,391
                                                  ------------
 MUTUAL FUNDS -- 7.42%
 Fund for Government Investors, Inc.
  (Cost $7,842,413)                                  7,842,413
                                                  ------------
 TOTAL INVESTMENTS -- 100.00%
  (COST $87,304,967)                              $105,716,804
                                                  ============

* Non-income producing.
See Notes to Financial Statements.

December 31, 1995                NAVELLIER AGGRESSIVE SMALL CAP EQUITY PORTFOLIO
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES

--------------------------------------------------------------------------------
ASSETS
Securities at Value (Note 1, see portfolio for cost information)... $105,716,804
Cash in Custodian Bank.............................................      121,277
Receivable for Shares Purchased....................................    1,859,629
Interest Receivable................................................       45,746
Dividends Receivable...............................................        3,300
Unamortized Organizational Costs (Note 1)..........................       26,171
                                                                    ------------
Total Assets.......................................................  107,772,927
                                                                    ------------
LIABILITIES
Distributions Payable..............................................      143,365
Payable for Securities Purchased...................................    1,797,419
Payable for Shares Redeemed........................................      242,463
Commissions Payable................................................      115,151
Investment Advisory Fee Payable (Note 2)...........................      106,574
Administrative Fee Payable (Note 2)................................       42,630
Organizational Expenses Payable to Adviser (Note 1)................       26,171
                                                                    ------------
Total Liabilities..................................................    2,473,773
                                                                    ------------
NET ASSETS......................................................... $105,299,154
                                                                    ============
Shares Outstanding.................................................    6,831,185
                                                                    ============
Net Asset Value Per Share..........................................       $15.41
                                                                    ============
--------------------------------------------------------------------------------

See Notes to Financial Statements.

For the Year Ended
December 31, 1995                NAVELLIER AGGRESSIVE SMALL CAP EQUITY PORTFOLIO
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS


--------------------------------------------------------------------------------
INVESTMENT INCOME
Interest (Note 1).................................................. $   227,654
Dividends (Note 1).................................................      92,464
                                                                    -----------
Total Investment Income............................................     320,118
                                                                    -----------
EXPENSES
Investment Advisory Fee (Note 2)...................................     664,744
Transfer Agent and Custodian Fee (Note 3)..........................     137,089
Administrative Fee (Note 2)........................................     132,949
Trustees' Fees.....................................................      36,938
Registration Fees..................................................      29,918
Insurance..........................................................      24,514
Audit Fees.........................................................      18,000
Printing...........................................................      17,557
Organizational Expense (Note 1)....................................      14,215
Other Expenses.....................................................      42,023
                                                                    -----------
Total Expenses.....................................................   1,117,947
Less Expenses Reimbursed by Investment Adviser (Note 2)............    (187,305)
                                                                    -----------
Net Expenses.......................................................     930,642
                                                                    -----------
NET INVESTMENT LOSS................................................    (610,524)
                                                                    -----------
Net Realized Gain on Investments...................................   1,524,157
Net Change in Unrealized Appreciation of Investments...............  15,989,475
                                                                    -----------
NET GAIN ON INVESTMENTS............................................  17,513,632
                                                                    -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............... $16,903,108
                                                                    ===========
--------------------------------------------------------------------------------

See Notes to Financial Statements.

                                 NAVELLIER AGGRESSIVE SMALL CAP EQUITY PORTFOLIO
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------
                                                      FOR THE YEAR    FOR THE
                                                         ENDED      PERIOD ENDED
                                                      DECEMBER 31,  DECEMBER 31,
                                                          1995         1994*
                                                      ------------  ------------
FROM INVESTMENT ACTIVITIES
Net Investment Income (Loss)........................  $   (610,524) $   (38,577)
Net Realized Gain (Loss) on Investment Transactions.     1,524,157     (788,364)
Net Change in Unrealized Appreciation of Invest-
 ments..............................................    15,989,475    2,422,362
                                                      ------------  -----------
Net Increase in Net Assets Resulting from Opera-
 tions..............................................    16,903,108    1,595,421
DISTRIBUTIONS TO SHAREHOLDERS
From Net Investment Income..........................           --           --
From Net Realized Capital Gains.....................    (2,499,314)         --
FROM SHARE TRANSACTIONS (NOTE 5)....................    72,671,665   16,328,274
                                                      ------------  -----------
Net Increase in Net Assets..........................    87,075,459   17,923,695
NET ASSETS -- Beginning of Period...................    18,223,695      300,000
                                                      ------------  -----------
NET ASSETS -- End of Period.........................  $105,299,154  $18,223,695
                                                      ============  ===========
--------------------------------------------------------------------------------

* From Commencement of Operations January 3, 1994.
See Notes to Financial Statements.

                                 NAVELLIER AGGRESSIVE SMALL CAP EQUITY PORTFOLIO
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
                                             FOR THE YEAR         FOR THE
                                                 ENDED          PERIOD ENDED
                                           DECEMBER 31, 1995 DECEMBER 31, 1994*
                                           ----------------- ------------------
Per Share Operating Performance:
 Net Asset Value -- Beginning of Period...      $10.98             $10.00
                                                ------             ------
 Net Investment Loss......................       (0.16)             (0.08)
 Net Realized and Unrealized Gains on Se-
  curities................................        4.97               1.06
                                                ------             ------
 Net Increase in Net Asset Value Resulting
  from Operations.........................        4.81               0.98
 Distributions to Shareholders:
  From Net Investment Income..............         --                 --
  From Net Realized Capital Gains.........       (0.38)               --
                                                ------             ------
 Net Increase in Net Asset Value..........        4.43               0.98
                                                ------             ------
 Net Asset Value -- End of Period.........      $15.41             $10.98
                                                ======             ======
Total Investment ReturnA..................       43.80 %             9.80 %
Ratios to Average Net Assets:
 Expenses After Reimbursement (Note 2)....        1.75 %             1.68 %
 Expenses Before Reimbursement (Note 2)...        2.10 %             4.52 %
 Net Investment Loss......................       (1.15)%            (0.81)%
Supplementary Data:
 Portfolio Turnover Rate..................       169.6 %            139.9 %
 Number of Shares Outstanding at End of
  Period (000's omitted)..................       6,831              1,660

--------
  Total returns do not include the maximum sales load. Total returns for periods of less than one year are not annualized.

--------------------------------------------------------------------------------
* From Commencement of Operations January 3, 1994.
See Notes to Financial Statements.

December 31, 1995                NAVELLIER AGGRESSIVE SMALL CAP EQUITY PORTFOLIO
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies

  Navellier Series Fund (the "Fund") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as a diversified, open-end investment company. The Fund consists of one portfolio, Navellier Aggressive Small Cap Equity Portfolio (the "Portfolio"). Shares of the Fund are purchased at the public offering price which includes a maximum sales charge of up to 3.00% depending on the size of the purchase. The following is a summary of significant accounting policies which the Fund follows:

   (a) Listed securities are valued at the last sales price of the New York Stock Exchange and other major exchanges. Over-the-Counter securities are valued at the last sales price. If market quotations are not readily available, the Board of Trustees will value the Portfolio's securities in good faith. The Board of Trustees will periodically review this method of valuation and recommend changes which may be necessary to assure that the Portfolio's instruments are valued at fair value.

   (b) Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Interest income is accrued on a daily basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities transactions are computed on an identified cost basis.

   (c) Dividends from net investment income are declared and paid annually. Dividends are reinvested in additional shares unless shareholders request payment in cash. Net capital gains, if any, are distributed annually.

   (d) The Fund complies with the provisions of the Internal Revenue Code applicable to regulated investment companies and distributes all net investment income to its shareholders. Therefore, no Federal income tax provision is required.

   (e) Organizational expenses of the Fund totaling $143,294 are being deferred and amortized over 60 months beginning with the public offering of shares. Any redemption by an initial investor during the amortization period will be reduced by a prorata portion of any of the unamortized organization expenses. Such proration is to be calculated by dividing the number of initial shares redeemed by the number of initial shares outstanding at the date of redemption. During the year ended December 31, 1995, the initial investor redeemed a portion of the initial shares resulting in a prorata reduction of unamortized organization expenses. At December 31, 1995, unamortized organization costs were $26,171.

2. Investment Advisory Fees and Other Transactions with Affiliates

  Investment advisory services are provided by Navellier Management, Inc., (the "Adviser"). Under an agreement with the Adviser, the Fund pays a fee at the annual rate of 1.25% of the daily net assets for the Navellier Aggressive Small Cap Equity Portfolio. The Adviser also receives a 0.25% annual fee in connection with the rendering of services under the administrative services agreement and is reimbursed by the Fund for operating expenses incurred on behalf of the Fund. An officer and trustee of the Fund is also an officer and director of the Adviser.

  Under an agreement between the Fund and the Adviser related to payment of operating expenses, the Adviser has reserved the right to seek reimbursement for the past, present and future operating expenses of the Fund paid by the Adviser, at any time upon notice to the Fund. During the year ended December 31, 1995, the Adviser paid operating expenses of the Fund totaling $320,254. Under the operating expense agreement, the Adviser requested, and the Fund reimbursed, $132,949 of such expenses. The Adviser voluntarily agreed not to seek future reimbursement of $187,305 of such 1995 expenses.

  In addition, at December 31, 1995, the Adviser voluntarily agreed not to seek future reimbursement of $81,221 of expenses for which reimbursement had been temporarily waived at December 31, 1994. Accordingly, at December 31, 1995, there were no prior expenses which could be reimbursed in the future under the agreement.

December 31, 1995
--------------------------------------------------------------------------------

  Navellier Securities Corp. acts as the Fund's Distributor and is registered as a broker-dealer under the Securities and Exchange Act of 1934. The Distributor, which is the principal underwriter of the Funds shares, renders its services to the Fund pursuant to a distribution agreement. An officer and trustee of the Fund is also an officer and director of the Distributor.

  For the year ended December 31, 1995, the Distributor received $731,298 from sales loads earned on sales of the Fund's capital stock.

3. Transfer Agent and Custodian

  Rushmore Trust and Savings, FSB, (Rushmore Trust), provides transfer agency, dividend disbursing and other shareholder services to the Fund. In addition, Rushmore Trust serves as custodian of the Fund's assets. Fees paid to Rushmore Trust are based upon a fee schedule approved by the Board of Trustees.

4. Securities Transactions

  For the year ended December 31, 1995, purchases of securities were $142,588,828 and sales of securities were $79,543,783. These totals exclude short-term securities.

5. Share Transactions

  On December 31, 1995, the Fund is authorized to issue an unlimited number of shares of capital stock with no stated par value. Transactions in shares of the Fund were as follows:

                                                         SHARES      DOLLARS
                                                       ----------  ------------
  Shares Sold.........................................  9,128,613  $130,265,618
  Shares Issued in Reinvestment of Dividends..........    152,845     2,355,336
                                                       ----------  ------------
                                                        9,281,458   132,620,954
  Shares Redeemed..................................... (4,110,315)  (59,949,289)
                                                       ----------  ------------
  Net Increase........................................  5,171,143  $ 72,671,665
                                                       ==========  ============

6. Net Unrealized Appreciation/Depreciation of Investments

  As of December 31, 1995, net appreciation of investments for Federal income tax purposes was $18,411,837 of which $22,002,047 related to appreciated investments and $3,590,210 related to depreciated investments. At December 31, 1995, the cost of the Fund's securities for Federal income tax purposes was $87,304,967.

7. Net Assets

  At December 31, 1995, net assets consisted of the following:

  Paid-in Capital................................................. $ 89,261,316
  Net Unrealized Appreciation on Investments......................   18,411,837
  Accumulated Realized Loss on Investments........................   (2,373,999)
                                                                   ------------
  NET ASSETS...................................................... $105,299,154
                                                                   ============

December 31, 1995
--------------------------------------------------------------------------------

8. Federal Income Tax

  No provision is made for Federal income taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make requisite distributions to the shareholders which will be sufficient to relieve it from all or substantially all Federal income and excise taxes.

  Effective January 3, 1994, the Fund has adopted Statement of Position 93-2; Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. Adoption of this standard results in the reclassification to paid-in-capital of permanent differences between tax and financial reporting of net investment income and realized gains/(losses).

9. Subsequent Event

  During 1995, the Fund invested its daily cash balance in Fund for Government Investors, Inc. (FGI), a registered investment company. FGI invested only in U.S. Government Securities. Due to an interpretation of the Fund's current investment policy, as of January 22, 1996 the Fund will no longer invest in other investment companies.

-------------------------------------------------------------------------------


INDEPENDENT AUDITORS' REPORT

The Shareholders and Board
 of Trustees of Navellier
 Series Fund:

We have audited the statement of assets and liabilities, including the portfolio of investments, of Navellier Aggressive Small Cap Equity Portfolio of Navellier Series Fund (the "Fund") as of December 31, 1995, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for the year ended December 31, 1995 and the period January 3, 1994 (commencement of operations) to December 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the net assets of Navellier Aggressive Small Cap Equity Portfolio of Navellier Series Fund at December 31, 1995, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Washington, D.C.
February 16, 1996

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                                                             [LOGO OF NAVELLIER
                                                             SERIES FUND APPEARS
                                                             HERE]
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                                                                  ANNUAL REPORT
                                                              DECEMBER 31, 1995